UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Valion Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1305 E. Houston Street, Building 1, Suite 311
San Antonio, Texas		78205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Company’s Amended and Restated 2021 Equity Incentive Plan

As described in Item 5.07 below, on May 28, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Valion Bio, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2021 Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 2,581,608 shares. The Plan Amendment was previously approved by the Company’s Board of Directors, subject to stockholder approval, on January 29, 2026. The Plan Amendment became effective on May 28, 2026 following receipt of stockholder approval.

Additional information regarding the Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission on April 30, 2026, which information is incorporated herein by reference. Such information and the foregoing description of the Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan Amendment, a copy of which is attached to this Current Report Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2026, the Company held the Annual Meeting in a virtual format. As of the close of business on April 24, 2026, the record date for the Annual Meeting (the “Record Date”), there were 3,139,095 shares of Company common stock issued and outstanding. Holders of outstanding shares of the Company’s Series A Non-Voting Convertible Preferred Stock (“Series A Preferred Stock”), Series B Non-Voting Convertible Preferred Stock (“Series B Preferred Stock”) or Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Stock”) as of the Record Date were not entitled to vote such shares on any of the matters presented to stockholders for approval at the Annual Meeting. Accordingly, only stockholders of record of shares of the Company’s common stock as of the close of business on the Record Date were entitled to vote at the Annual Meeting. At the Annual Meeting, 1,569,734 of the Company’s 3,139,095 outstanding shares of common stock entitled to vote as of the Record Date, or approximately 50.0%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

Additionally, for purposes of the listing rules of the Nasdaq Stock Market, holders of an aggregate of 311,474 shares of common stock as of the Record Date were not entitled to vote on Proposal Nos. 4, 5, 6, and 7 and therefore abstained from voting on such proposals. Therefore, a total of 311,474 shares from each of Proposal Nos. 4, 5, 6, and 7 have been excluded from the voting results set forth below due to the fact that they were not entitled to be voted on such proposals in accordance with Nasdaq rules.

The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement, which information is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal No. 1: The Company’s stockholders elected one Class II director, to hold office until the Company’s 2029 annual meeting of stockholders, or until his successor is duly elected and qualified, subject to prior death, resignation or removal, as follows:

Name of Director	Votes For	Withhold	Broker Non-Votes
Dean Zikria	873,001	59,543	637,190

Proposal No. 2: The Company’s stockholders approved the Plan Amendment to increase the number of shares of the Company’s common stock authorized for issuance under the 2021 Plan by 2,581,608 shares, pursuant to the terms and conditions of the 2021 Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
736,919	134,918	60,707	637,190

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Proposal No. 3: The Company’s stockholders ratified the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,510,322	51,382	8,030	0

Proposal No. 4: The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock upon conversion of those shares of its Series C Preferred Stock and exercise of those warrants to purchase shares of its common stock that the Company may in the future issue to certain institutional investors to that Securities Purchase Agreement entered into by and between the Company and such institutional investors on December 9, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
332,353	153,606	135,111*	637,190

* As noted above, excludes an aggregate of 311,474 shares from Proposal No. 4, in accordance with Nasdaq listing rules.

Proposal No. 5: The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock upon conversion of those shares of its Senior Secured Convertible Note and exercise of a warrant to purchase shares of its common stock that the Company may in the future issue to 3i, LP pursuant to that Securities Purchase Agreement entered into by and between the Company and 3i, LP on December 9, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
332,456	153,503	135,111*	637,190

* As noted above, excludes an aggregate of 311,474 shares from Proposal No. 5, in accordance with Nasdaq listing rules.

Proposal No. 6: The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock upon conversion of those shares of its Series B Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of its common stock that the Company may in the future issue to 3i, LP pursuant to that Securities Purchase Agreement entered into by and between the Company and the previous investor party thereto on April 29, 2025, as amended by that Amendment to Securities Purchase Agreement entered into by and between the Company and 3i, LP on December 9, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
333,682	152,377	135,011*	637,190

* As noted above, excludes an aggregate of 311,474 shares from Proposal No. 6, in accordance with Nasdaq listing rules.

Proposal No. 7: The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635(d), the sale and issuance of shares of the Company’s common stock pursuant to that Common Stock Purchase Agreement entered into by and between the Company and Tumim Stone Capital, LLC on February 6, 2026, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
333,345	153,008	134,717*	637,190

* As noted above, excludes an aggregate of 311,474 shares from Proposal No. 7, in accordance with Nasdaq listing rules.

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Proposal No. 8: The Company’s stockholders approved the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event the Company did not receive sufficient votes in favor of any of the foregoing proposals, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,328,670	241,064	0	0

Although Proposal No. 8 was approved by the Company’s stockholders, the Chair of the Annual Meeting did not elect to adjourn the meeting, as all of the foregoing proposals were also approved.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Second Amendment to Valion Bio, Inc. Amended and Restated 2021 Equity Incentive Plan, dated May 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALION BIO, INC.

Date:	June 3, 2026	By:	/s/ Lisa Wolf
Name: Lisa Wolf Title: Chief Financial Officer

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